EXHIBIT 24


                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, John W. Bachmann, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11-3/8% Senior Notes due 2006, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28 day of April, 1998.


                                              /s/ John W. Bachmann
                                             --------------------------------
                                                  John W. Bachmann


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, William F. Compton, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11-3/8% Senior Notes due 2006, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28 day of April, 1998.


                                              /s/ William F. Compton
                                             --------------------------------
                                                  William F. Compton


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Eugene P. Conese, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen
A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11-3/8% Senior Notes due 2006, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29 day of April, 1998.


                                              /s/ Eugene P. Conese
                                             --------------------------------
                                                  Eugene P. Conese



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, William M. Hoffman, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11-3/8% Senior Notes due 2006, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of April, 1998.


                                              /s/ William M. Hoffman
                                             --------------------------------
                                                  William M. Hoffman



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Edgar M. House, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen
A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11-3/8% Senior Notes due 2006, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28 day of April, 1998.


                                              /s/ Edgar M. House
                                             --------------------------------
                                                  Edgar M. House



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas H. Jacobsen, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11-3/8% Senior Notes due 2006, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of April, 1998.



                                              /s/ Thomas H. Jacobsen
                                             --------------------------------
                                                  Thomas H. Jacobsen



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Myron Kaplan, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen
A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11-3/8% Senior Notes due 2006, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of April, 1998.



                                              /s/ Myron Kaplan
                                             --------------------------------
                                                  Myron Kaplan



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, David M. Kennedy, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen
A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11-3/8% Senior Notes due 2006, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of April, 1998.



                                              /s/ David M. Kennedy
                                             --------------------------------
                                                  David M. Kennedy



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, General Merrill A. McPeak, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11-3/8% Senior Notes due 2006, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30 day of April, 1998.



                                             /s/ General Merrill A. McPeak
                                             --------------------------------
                                                 General Merrill A. McPeak



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas F. Meagher, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen
A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11-3/8% Senior Notes due 2006, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28 day of April, 1998.



                                              /s/ Thomas F. Meagher
                                             --------------------------------
                                                  Thomas F. Meagher



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, G. Joseph Reddington, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11-3/8% Senior Notes due 2006, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of April, 1998.



                                              /s/ G. Joseph Reddington
                                             --------------------------------
                                                  G. Joseph Reddington



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Blanche M. Touhill, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11-3/8% Senior Notes due 2006, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27 day of April, 1998.


                                              /s/ Blanche M. Touhill
                                             --------------------------------
                                                  Blanche M. Touhill



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Stephen M. Tumblin, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-4 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of its Exchange Notes issuable in exchange for the Company's 11-3/8% Senior Notes due 2006, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of April, 1998.


                                              /s/ Stephen M. Tumblin
                                             --------------------------------
                                                  Stephen M. Tumblin